                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: November 8, 2006
                        (Date of earliest event reported)

                            eResearchTechnology, Inc.
             (Exact name of Registrant as specified in its charter)

          DELAWARE                       0-29100                  22-3264604
(State or other jurisdiction           (Commission             (I.R.S. Employer
     of incorporation)                 File Number)          Identification No.)

30 SOUTH 17TH STREET, PHILADELPHIA, PA                             19103
(Address of principal executive offices)                         (Zip Code)

                                  215-972-0420
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 8, 2006, eResearchTechnology, Inc. issued a press release reporting its results of operations for the quarter and nine months ended September 30, 2006 and providing financial guidance for the fourth quarter and fiscal 2006 and fiscal 2007. A copy of that press release is filed herewith as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     Exhibit 99.1 Press release dated November 8, 2006 of eResearchTechnology, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        eResearchTechnology, Inc.
                                        (REGISTRANT)


Date: November 8, 2006                  By: /s/ Richard A. Baron
                                            ------------------------------------
                                        Richard A. Baron
                                        Executive Vice President and
                                        Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NO.   EXHIBIT
-----------   -------
99.1          Press Release dated November 8, 2006 of eResearchTechnology, Inc.